UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer
Identification No.)

3601 West 76th Street,

Minneapolis, Minnesota 55435-3000

(Address of Principal Executive Offices)  (Zip Code)

(952) 835-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

On September 2, 2005,  Analysts International Corporation (the “Company”) held a Special Meeting of Shareholders for the approval of its proposed merger with Computer Horizons Corp.  At the Special Meeting, Michael LaVelle, Chairman of the Board, responded to a shareholders’ questions. His remarks can be summarized as follows:

While the Company’s management and board of directors were strongly in favor of the merger and wanted to see it completed, the Company’s future operations are not dependent on the transaction for future growth and success.  Costs and expenses incurred in connection with the merger should not have long-term impact on the Company.  Recent contract awards and extensions have put the Company in the enviable position of seeing revenue increase by 15% to 18% in the fourth quarter and its staffing headcount grow significantly.  This growth will be the most significant that the Company has seen in many years.  Management believes that the Company is left well-positioned to return to profitability in the fourth quarter and to continue to grow profit through 2006.

Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Mr. LaVelle’s statement made at the Special Shareholder’s meeting is forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statement is based on the Company’s current expectations relating to future revenues, earnings, results of operations and future sales or growth.  The Company’s actual results may vary materially from those projected due to certain risks and uncertainties such as the general state of the economy, volume of business activity, continued need for its services by current and prospective clients, client cancellations or re-bidding of work, the Company’s ability to control and improve profit margins, including its ability to control operating and labor costs and hourly rates for its services, the availability and utilization of qualified technical personnel, the loss of a material contract, its ability to grow through new opportunities due to recently signed contracts and extensions with national accounts, its success with continued implementation of and investments in the solutions area.  For more information concerning risks and uncertainties to the Company’s business refer to the discussion in the “Market Conditions Business Outlook and Risks to Our Business” section in the Company’s Annual Report for the year ended January 1, 2005, and the Company’s prior Annual Reports on form10-Ks, 10-Qs, other Securities and Exchange Commission filings and investor relations materials.

On September 2, 2005, the Company issued a press release announcing the results of the Special Meeting for the approval of the proposed merger between the Company and Computer Horizons Corp.

The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01                     Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

	99.1	Press release dated September 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2005

ANALYSTS INTERNATIONAL CORPORATION

By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary
and General Counsel

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 2, 2005	0-4090

EXHIBIT NO.	ITEM

99.1	Press Release dated September 2, 2005.